MAINSTAY VP FUNDS TRUST

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Income Builder Portfolio

(each a “Portfolio” and collectively, the “Portfolios”)

Supplement dated June 14, 2024 (“Supplement”) to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2024, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in each Summary Prospectus, the Prospectus and SAI.

Effective on or about December 31, 2024, Michael A. Welhoelter and John M. Tobin will retire from Epoch Investment Partners, Inc. and will no longer serve as portfolio managers of the Portfolios. All references to Messrs. Welhoelter and Tobin will be deleted in their entirety from the respective Summary Prospectuses, Prospectus and SAI at that time.

Effective as of July 1, 2024, each Portfolio’s Summary Prospectus and Prospectus are amended as detailed below. All other portfolio managers of each Portfolio will remain the same.

1. The table in the section entitled “Management” of each Portfolio’s Summary Prospectus and Prospectus is amended to include the information as follows:

Subadvisor	Portfolio Managers	Service Date
Epoch Investment Partners, Inc.	Lin Lin, Managing Director	Since July 2024
	Michael Jin, Managing Director	Since July 2024

2. The subsection entitled “Portfolio Manager Biographies” under the heading “The Trust and its Management” of the Portfolios’ Prospectus is amended to include the following:

Michael Jin, CFA

Mr. Jin has managed the MainStay VP Epoch U.S. Equity Yield Portfolio and MainStay VP Income Builder Portfolio since July 2024 and serves as Managing Director & Equity Research Analyst. Mr. Jin focuses primarily on Epoch’s Equity Shareholder Yield strategies. Prior to joining Epoch in 2010, Mr. Jin was a Research Analyst at AllianceBernstein. Prior to Bernstein, Mr. Jin worked as a corporate finance consultant at McKinsey & Company and a process engineer at Praxair, Inc. Mr. Jin received his MBA from the University of Chicago, an MS from SUNY Buffalo and Notre Dame and completed his undergraduate study at the University of Science and Technology of China.

Lin Lin, CFA

Ms. Lin has managed the MainStay VP Epoch U.S. Equity Yield Portfolio and MainStay VP Income Builder Portfolio since July 2024. Ms. Lin is a portfolio manager and a member of the Quantitative Research team. Prior to joining Epoch in 2017, Ms. Lin was a vice president and equity strategist on the Global Quantitative Research team at Morgan Stanley, where she helped launch their global quantitative product and published research on a variety of topics, including stock selection and ESG investing. Before that, Ms. Lin was an assistant vice president and senior research analyst on the Quantitative Research and Portfolio Strategy team at Sanford C. Bernstein.  Ms. Lin began her career as a consulting associate at FMI Corp. Ms. Lin has a B.A. in Economics from Nanjing University, and an M.A. in Economics from Duke University.

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